UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2014

EVOKE PHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe Drive, Suite 270 Solana Beach, California	92075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 345-1494

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a), (b) The Audit Committee (the “Audit Committee”) of the Board of Directors of Evoke Pharma, Inc. (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2014.

As a result of this process, effective December 2, 2014, the Audit Committee engaged BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm. On November 25, 2014 management dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm. The composition of the Audit Committee remains unchanged as Ann D. Rhoads, Chairman, Scott L. Glenn and Kenneth J. Widder, M.D.

During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K, (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreements in connection with their reports on the Company’s financial statements for such years; and (ii) there were no reportable events, within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

EY’s audit report on the Company’s financial statements as of and for the year ended December 31, 2013 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. EY’s audit report on the Company’s financial statements as of and for the year ended December 31, 2012 dated April 19, 2013 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the uncertainty that is discussed in Note 1 to the financial statements regarding the Company’s recurring losses from operations and insufficient working capital that raised substantial doubt about its ability to continue as a going concern.

The Company has provided EY with a copy of the disclosures in this Current Report on Form 8-K and has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not EY agrees with the Company’s statements in this Item 4.01. Attached as Exhibit 16.1 hereto is a copy of EY’s letter.

In addition, during the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K, neither the Company, nor any party on the Company’s behalf, consulted BDO with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, between us and EY or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from Ernst & Young LLP, dated December 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOKE PHARMA, INC.

Date: December 2, 2014	By:	/s/ Matthew J. D’Onofrio
	Name: Title:	Matthew J. D’Onofrio Executive Vice President, Chief Business Officer and Secretary

Exhibit Index

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from Ernst & Young LLP, dated December 1, 2014.